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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



 Date of Report (Date of earliest event reported)                  July 21, 2000

                          Milinx Business Group, Inc.
             (Exact name of registrant as specified in its charter)


           Delaware                      000-26421               91-1954074
 ----------------------------     ------------------------   ------------------
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
       incorporation)                                        Identification No.)


    Suite 3827 - 1001 Fourth Avenue Plaza, Seattle, WA              98154
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         (Address of principal executive offices)                 (zip code)



Registrant's telephone number, including area code   206-621-7032
                                                     604-647-7600
                                                   -----------------



                                      N/A
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)



                                                      Exhibit Index is on page 3

                                                                     Page 1 of 8
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ITEM 5.           OTHER EVENTS.

Pursuant to Form 8-K, General Instructions F, registrant hereby incorporates by reference the press release attached hereto as Exhibit 99.

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS

                  Exhibit No.       Description
                  -----------       -----------

                  Exhibit 99 Milinx Business Group, Inc. Press Release dated July 21, 2000.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 21, 2000.


                                              Milinx Business Group, Inc.



                                              By: /s/ James W. Summers
                                              __________________________________
                                              Name:  James W. Summers
                                              Title: Chief Financial Officer
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                                 EXHIBIT INDEX


                                                                   Sequential
Number          Exhibit                                            Page Number

Exhibit 99      Milinx Business Group, Inc.                             4
                Press Release dated July 21, 2000